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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008

                          BERKSHIRE HILLS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       0-51584                04-3510455
        --------                       --------               ----------
(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)         Identification No.)

         24 North Street, Pittsfield, Massachusetts           01201
         ------------------------------------------           ------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On May 15, 2008, the stockholders of Berkshire Hills Bancorp, Inc. (the "Company") approved the Amended and Restated Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan (the "Plan"). Employees, officers, directors, consultants and advisors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 3, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Berkshire Hills Bancorp, Inc.




Date: May 16, 2008                      By: /s/ Kevin P. Riley
                                            ------------------------------------
                                            Kevin P. Riley
                                            Executive Vice President and Chief
                                              Financial Officer